Exhibit 99.1



     This Exhibit is a reasonable facsimile of the Service Agreement used by
                             CHOICE SANITATION. LLC

     3213 Oleander Ave. Ft. Pierce, FL 34962 (561) 461-8009 * (561) 461-6221



                                SERVICE AGREEMENT
                              NON- HAZARDOUS WASTE
         -----------------------------------   --------------------------------
         BILLING INFORMATION CUSTOMER NAME:        SERVICE LOCATION INFORMATION






         CUSTOMER NAME:                                           CUSTOMER NAME:





         STREET NUMBER:                                           STREET NUMBER:


         STREET NAME:                                             STREET NAME:


         CITY:                                                    CITY:
         STATE:                                                   STATE:


         ZIP:         PHONE: (         )   ZIP:            PHONE: (          ))


         CONTACT:                                                 CONTACT:


         FEDERAL ID#:                                             FAX #:




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SERVICE DESCRIPTION

 I------I Roll Off Haul

  I___I Front Load
SCHEDULE OF CHARGES

ROLL OFF:

FLAT RATE

HAUL RATE

LANDFILL TONNAGE RATE

RENTAL FEE

DELIVERY FEE

RELOCATE FEE

OVERLOAD PENALTY

FRANCHISE FEE

DEPOSIT

NOTICE TO OWNER FEE
$
---------------------------
$
---------------------------
$
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$ 100.00/month if roll
off not hauled

---------------------------
---------------------------
$   25.00
---------------------------
---------------------------
$      35.00
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---------------------------
$     100.00
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$     4% STL Co/5% Martin
---------------------------
---------------------------
$
---------------------------
---------------------------
$
---------------------------



       CONTAINER SPECIFICATIONS
      ---------------------------------------------------------------
      QUANTIDESCRIPTION                   SIZE        OTHER

      ---------------------------------------------------------------
      ---------------------------------------------------------------


      ---------------------------------------------------------------
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      ---------------------------------------------------------------
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      Customer acknowledges that Contractor shall not be liable for any damages to pavement, curbing, or driving surfaces resulting from its trucks or equipment providing services hereby provided. Choice Sanitation, LLC reserves the right to charge a fuel surcharge not to exceed 5%.
      ---------------------------------------------------------------


       FREQUENCY 0F SERVICE
       [      ] ON CALL
       [      ] PICK UP(S) PER WEEK                                  FRONT LOAD:

                                        ----------------------------
                                        ----------------------------
                                        EFFECTIVE SERVICE DATE

                                        ----------------------------


  MON   TUE   WED   THUR   FRI   SAT  SUN       SIZE              S     MONTHLY



                                                SIZE              S     MONTHLY



                                               SIZE               S     MONTHLY






       SPECIAL INSTRUCTIONS:










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INITIALS



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1 Customer (homeowner) agrees to pay bill In full during each dump or agrees to pay balance on credit card #.





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   Name:                                                     Expiration Date:
2. Any account that becomes 60 days past due will have its service stopped until the account is paid.

3. Partial payments force a stop service immediately.

CUSTOMER: I agree to all terms and conditions on the front and back of this contract



 CHOICE SANITATION, LLC

 ------------------------------    -------------------------
 AUTHORIZED SIGNATURE               SOCIAL SECURITY NUMBER
 AND PERSONAL GUARANTEE


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 TITLE                              DATE                  AUTHORIZED SIGNATURE